THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

NON-QUALIFIED STOCK OPTION AGREEMENT
OF
CELL MEDX CORP.
A Nevada Corporation

THIS AGREEMENT is made between CELL MEDX CORP., a Nevada corporation (hereinafter referred to as the "Company"), and BRADLEY STEVEN HARGREAVES of 904-1616 Bayshore Drive, Vancouver BC V6G 3L1 (hereinafter referred to as the “Optionee”), effective as of the 25th day of November, 2014 (the “Grant Date”).

1. Options Granted.  The Company hereby grants the Optionee non-qualified stock options (the “Options”) to purchase up to an aggregate of 10,000,000 shares of the Company’s common stock, par value $0.001 per share, exercisable at an initial exercise price of $0.05 per share (the “Exercise Price”), subject to adjustment as set forth in this Agreement, for a term commencing on the Grant Date and expiring at 5:00 pm (Pacific Time) on the Expiration Date, as hereinafter defined, provided that the right of the Optionee to exercise the Options is subject to:

(a)
compliance with the registration or prospectus requirements of the United States Securities Act of 1933, as amended (the “US Securities Act”), any applicable state securities laws and any applicable Canadian securities laws, or the availability of applicable exemptions from such registration or prospectus requirements; and

(b)	satisfaction of the vesting conditions set forth in Section 2 of this Agreement,

2. Vesting.  The Optionee’s right to exercise the Options granted by the Company under this Agreement are expressly subject to the following vesting conditions:

(a)	No Option may be exercised unless such Option has vested. The vesting of all Options shall be cumulative.

(b)
The Options granted to the Optionee under this Agreement shall vest and become exercisable in the following amounts upon the later of January 1, 2015 and the date that the following vesting conditions have been satisfied (such date of vesting being the “Vesting Date”).  The date upon which the following vesting conditions are deemed to be satisfied shall be determined by the Company’s Board of Directors, acting reasonably and in good faith.

Aggregate Number of Company Options to Vest	Vesting Condition
1,250,000	Upon the design and commencement of the First Clinical Trial.
1,250,000
Upon the completion of the First Clinical Trial and the delivery to the Company of a final white paper authored by the trial researchers for the First Clinical Trial discussing the results of the First Clinical Trial.

1,250,000	Upon the design and commencement of the Second Clinical Trial.
1,250,000
Upon the completion of the Second Clinical Trial and the delivery to the Company of a final white paper authored by the trial researchers for the Second Clinical Trial discussing the results of the Second Clinical Trial.

2,500,000	Upon the design and commencement of the Third Clinical Trial.
2,500,000
Upon the completion of the Third Clinical Trial and the delivery to the Company of a final white paper authored by the trial researchers for the Third Clinical Trial discussing the results of the Third Clinical Trial.

10,000,000	Total

The “First Clinical Trial” means a clinical trial conducted on human subjects designed to test (1) the efficacy of the Technology in accelerating the healing process for diabetic wounds; (2) defining a treatment protocol for use of the Technology in treating diabetic wounds; and (3) identifying the costs and benefits associated with using the Technology to treat diabetic wounds.

The “Second Clinical Trial” means a clinical trial conducted on human subjects designed to test (1) the efficacy of the Technology in treating diabetic neuropathy; (2) defining a treatment protocol for use of the Technology in treating diabetic neuropathy; and (3) identifying the costs and benefits associated with using the Technology to treat diabetic neuropathy.

The “Third Clinical Trial” means a clinical trial conducted on human subjects designed to test (1) the efficacy of the Technology in controlling and managing high blood pressure in diabetics; (2) defining a treatment protocol for use of the Technology in controlling and managing high blood pressure in diabetics; and (3) identifying the costs and benefits associated with using the Technology for the control and management of high blood pressure in diabetics.

In order to satisfy the vesting provisions set forth in this Section 2, the First Clinical Trial, Second Clinical Trial and Third Clinical Trial must each be conducted (i) in the United States of America or Canada; (ii) in compliance with all applicable laws, regulations and best practices guidelines; and (iii) by clinical researchers approved by resolution of the Company’s Board of Directors.

(c)
Notwithstanding any other provision in this Agreement to the contrary, all unvested options outstanding under this Agreement shall immediately vest and become exercisable upon a Change in Control.  For purposes of this Section 2(c), a “Change in Control” means any of the following events:

(i)
Approval by the stockholders of the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power of the voting securities of the Company, the surviving entity or any parent thereof outstanding immediately after such merger or consolidation;

(ii)
Approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the company or (ii) a sale by the Company of all of its property and assets pursuant to Section 78.565 of the Nevada Revised Statutes (the “NRS”); or

(iii)
Any person or group of persons (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)) together with its affiliates, but excluding (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company or (iii) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company (individually a “Person” and collectively, “Persons”) is or becomes, directly or indirectly, the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company’s then outstanding securities.

3. Term and Termination of Options.  The “Expiration Date” for the Options shall be determined as follows:

(a)	Unvested Options. The Expiration Date for any Options that have not vested and not become exercisable will be earliest of the following:

(i)	December 31, 2019;

(ii)	The date of death of the Optionee;

(iii)
In the event that the Optionee no longer acts as a director, officer, employee or consultant of the Company or any Parent or Subsidiary of the Company in any capacity, for a reason other than the death of the Optionee, then:

(A)
If the reason that the Optionee no longer acts for the Company or any Parent or Subsidiary of the Company in any capacity is a voluntary resignation, cancellation of the engagement, refusal to stand for re-election or re-appointment or refusal or failure of the Optionee to vote any shares of the Company’s common stock owned by, or directly or indirectly controlled by, the Optionee in favor of the election or appointment of the Optionee, and such resignation, cancellation, refusal or failure to vote by the Optionee is not due to or a result of the Incapacity of the Optionee, the date the Optionee ceases to act for the Company or any Parent or Subsidiary of the Company in any capacity,

(B)
If the reason that the Optionee no longer acts for the Company or any Parent or Subsidiary of the Company in any capacity is the termination or removal of the Optionee for Cause, the date that the Optionee is first notified, in writing, of such termination or removal by the Company or the Parent or Subsidiary of the Company, as the case may be, or

(C)
If the reason that the Optionee no longer acts for the Company or any Parent or Subsidiary of the Company in any capacity is a voluntary resignation, cancellation of the engagement, refusal to stand for re-election or re-appointment or refusal or failure of the Optionee to vote any shares of the Company’s common stock owned by, or directly or indirectly controlled by, the Optionee in favor of the election or appointment of the Optionee, and such resignation, cancellation, refusal or failure to vote by the Optionee is due to or a result of the Incapacity of the Optionee, the date determined in accordance with Sections 3(a)(i) and 3(a)(ii).

(b)	For purposes of Section 3(a):

(i)	“Parent” shall mean a “parent” of the Company as defined in Rule 405 of the US Securities Act;

(ii)	“Subsidiary” shall mean a “subsidiary” of the Company as defined in Rule 405 of the US Securities Act;

(iii)
“Incapacity” shall mean an inability of the Optionee to perform his or her duties as a director, officer, employee or consultant of the Company or any Parent or Subsidiary of the Company, as the case may be, as a result of any mental or physical disability that is expected to result in death within the following twelve (12) months or that is expected to last for a continuous period of twelve (12) months or more; and

(iv)
If the Optionee ceases to act as a director, officer, employee or consultant of the Company or a Parent or Subsidiary of the Company in one capacity (the “Original Position”) but the Optionee continues to act as a director, officer, employee or consultant of the Company or a Parent or Subsidiary of the Company in some other capacity immediately upon ceasing to act in the Original Position, the provisions of Section 3(a)(iii) shall be deemed not to apply.

(c)	Vested Options. The Expiration Date for any Options that have vested and become exercisable shall be the date that is the 5th year anniversary of the particular Vesting Date for such vested Options.

4. Method of Exercise.  To exercise any Options that have vested and become exercisable under this Agreement, the Optionee shall complete and execute the form of Notice of Exercise attached as Schedule A to this Agreement, or such other form of written notice acceptable to the Company, and shall deliver such notice to the Company at its principal place of business together with payment in full of the aggregate exercise price for such Options by check or other method of payment acceptable to the Company, at its discretion.

5. US Securities Agreements of the Optionee.

(a)
The Optionee acknowledges and agrees that the Company’s securities being offered to it under this Agreement are, or will be, “restricted securities” as defined in Rule 144 of the US Securities Act and that the offer of such securities to the Optionee is being made pursuant to an exemption from the registration requirements of the US Securities Act.

(b)
The Optionee acknowledges and agrees that, notwithstanding any other provision of this Agreement, the Options may not be exercised, and the Options and the shares issuable to the Optionee upon the exercise of such Options (the “Option Shares”) may not be reoffered, resold or otherwise transferred, except pursuant to an effective registration statement under the US Securities Act and any applicable state securities laws, or pursuant to an available exemption from such registration requirements.  The Optionee further agrees that the Company will refuse to register any transfer of the Options or the Option Shares not made in accordance with the provisions of Regulation S of the US Securities Act, pursuant to an effective registration under the US Securities Act and any applicable state securities laws, or pursuant to an available exemption from such registration requirements.

(c)	The Optionee agrees not to engage in hedging transactions with regard to the Options or the Option Shares unless in compliance with the US Securities Act.

(d)
The Optionee acknowledges and agrees that, unless there is a registration statement under US Securities Act regarding the exercise of the Options, and such registration statement is effective at the time the Options are exercised (or any portion thereof), all certificates representing the Option Shares issued as a result of such exercise will be endorsed with a restrictive legend substantially similar to the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

6. Canadian Securities Agreements of the Optionee.  The Optionee acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets, as amended (“MI 51-105”), and that the Option Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Optionee further acknowledges and agrees that (i) the Options and the Option Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105; (ii) the Optionee will, and will cause its affiliates to, comply with such conditions in making any trade of the Options or Option Shares in or from a jurisdiction in Canada; and (iii) the Company will refuse to register any transfer of the Options or Option Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.  Notwithstanding the generality of the forgoing, as of the date hereof, MI 51-105 generally provides that securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met:

(a)	A four month period has passed from the later of (i) the date that the Company distributed the securities, and (ii) the date the securities were distributed by a control person of the Company;

(b)	If the person trading the securities is a control person of the Company, such person has held the securities for at least 6 months;

(c)
The number of securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(d)	The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)	The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)	There has been no unusual effort made to prepare the market or create a demand for the securities;

(g)	No extraordinary commission or other consideration is paid to a person for the trade;

(h)	If the person trading the securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(i)	All certificates representing the securities bear the following restrictive legend:

“THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.”

7. Representations and Warranties of the Optionee.  The Optionee represents, warrants and covenants to and with the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the granting of the Options to the Optionee and the offer, sale and issuance of the Option Shares to the Optionee upon exercise of this Option:

(a)
The Optionee is an executive officer and director of the Company, and as such has access to all information regarding the Company and the Company’s business and financial prospects necessary to make a fully informed decision regarding the exercise of the Options;

(b)
The Optionee is an individual resident in the Province of British Columbia.  The Optionee is not a resident of the United States of America, and the Optionee is not acquiring the Options, and will not acquire the Option Shares, for the account or benefit of any “US Person” as that term is defined in Rule 902 of the US Securities Act; and

(c)	The Optionee was not in the United States of America at the time the offer to acquire the Options was received by the Optionee or at the time of the Optionee’s decision to acquire the Option.

8. Capital Adjustments.  The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to: (1) make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business;  (2) enter into any merger or consolidation; (3) issue any bonds, debentures, preferred or prior preference stocks ahead of or affecting the common stock or the rights thereof, (4) issue any securities convertible into any common stock, (5) issue any rights, options, or warrants to purchase any common stock, (6) dissolve or liquidate the Company, (7) sell or transfer all or any part of its assets or business, or (8) take any other corporate act or proceedings, whether of a similar character or otherwise.

9. Adjustments for Reorganizations and Recapitalizations.  If there shall, prior to the exercise of any of the Options, be any stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders (other than a normal cash dividend) or other change in the Company’s corporate or capital structure that results in (a) the Company’s outstanding shares of common stock (or any securities exchanged therefore or received in their place) being exchanged for a different number or kind of securities of the Company or any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of the Company’s common stock, then there shall automatically be an adjustment in either  the number of shares which may be purchased pursuant hereto, the type of shares which may be purchased pursuant hereto or the price at which such shares may be purchased, or any combination thereof, so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby.  The Company shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

10. Transfer of the Options.  During the Optionee's lifetime, the Options shall be exercisable only by the Optionee, and may not be transferred by the Optionee without the express written consent of the Company, to be obtained in each instance. Upon the Optionee’s death, (i) any Options that have vested may be transferred solely in accordance with the laws of descent and distribution, and will continue to be exercisable in accordance with the terms and conditions set forth herein; and (ii) any Options that have not vested may not be transferred and shall expire in accordance with Section 3(a).

11. Rights as Shareholder.  The Optionee will not be deemed to be a holder of any shares pursuant to the exercise of the Options until he or she pays the Exercise Price and a stock certificate is delivered to him or her for those shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date the stock certificate is delivered.

12. Withholding Taxes.  The Optionee authorizes the Company to withhold from any payments due to the Optionee by the Company, whether pursuant to this Agreement or otherwise, any amounts required to be withheld and remitted by the Company on account of any income and employment taxes resulting from this Agreement.

13. Miscellaneous.

(a)
Any notice required or permitted to be given under this Agreement shall be in writing and may be delivered personally or by fax, or by prepaid registered post addressed to the parties at such address of which notice may be given by either of such parties.  Any notice shall be deemed to have been received, if personally delivered or by fax, on the date of delivery, and, if mailed as aforesaid, then on the fifth business day after and excluding the day of mailing.

(b)
This Agreement and the rights and obligations and relations of the parties shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein (but without giving effect to any conflict of laws rules). The parties agree that the courts of the Province of British Columbia shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this agreement. Each party attorns to the jurisdiction of the courts of the Province of British Columbia.

(c)	Time shall be of the essence of this agreement and of every part of it and no extension or variation of this agreement shall operate as a waiver of this provision.

(d)	This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date set forth above.

CELL MEDX CORP.
by its authorized signatory:

/s/ Frank E. McEnulty

Name: Frank E. McEnulty

Title: CEO and President

OPTIONEE:

/s/ Bradley Steven Hargreaves

SIGNATURE OF OPTIONEE

BRADLEY STEVEN HARGREAVES
NAME OF OPTIONEE

904-1616 Bayshore Drive Vancouver BC V6G 3L1
ADDRESS

10,000,000
NUMBER OF OPTIONS

SCHEDULE A TO
NON-QUALIFIED OPTION AGREEMENT

NOTICE OF EXERCISE FORM

TO:           CELL MEDX CORP.
A Nevada corporation (the “Company”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for

_________________________________________
(Insert No. of Shares)

shares (the “Option Shares”) of the common stock, par value $0.001 per share (the “Common Stock”) of the Company referred to in the Non-Qualified Stock Option Agreement between the Company and the Optionee dated the ____ day of _______________, 2014 (the “Option Agreement”), in accordance with the terms and conditions thereof, and herewith makes payment by cheque of the purchase price in full for the Option Shares in accordance with the Option Agreement.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)
ADDRESS:

The Subscriber represents and warrants to the Company that:

(a)
The Optionee is an executive officer and director of the Company, and as such has access to all information regarding the Company and the Company’s business and financial prospects necessary to make a fully informed decision regarding the exercise of the Options;

(b)	The Subscriber has not offered or sold the Option Shares within the meaning of the United States Securities Act of 1933, as amended (the “US Securities Act”);

(c)
The Subscriber is acquiring the Option Shares for its own account for investment purposes, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(d)
The Subscriber does not intend any sale of the Option Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(e)	The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Option Shares;

(f)	The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Option Shares;

(g)	The Option Shares were offered to the Subscriber in direct communication between the Subscriber and the Corporation and not through any advertisement of any kind;

(h)	The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(i)	This subscription form will also confirm the Subscriber’s agreement as follows:

(i)
Unless there is a registration statement under US Securities Act regarding the exercise of the Options, and such registration statement is effective at the time the Options are exercised (or any portion thereof), the Option Shares may not be resold, transferred or hypothecated except pursuant to an effective registration statement under the US Securities Act and any applicable state securities laws, or an opinion of counsel satisfactory to the Corporation to the effect that such registration is not necessary.  The Company will refuse to register any sale or transfer of the Option Shares not made in compliance with the US Securities Act or any other applicable securities laws.

(ii)
Only the Company can take action to register the Option Shares under the US Securities Act or applicable state securities law or to comply with the requirements for an exemption under the US Securities Act or applicable state securities law.

(iii)
Unless there is a registration statement under US Securities Act regarding the exercise of the Options, and such registration statement is effective at the time the Options are exercised (or any portion thereof), the certificates representing the Option Shares will be endorsed with a legend substantially as follows or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the US Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(j)
The Subscriber acknowledges and agrees that the Company is an “OTC reporting issuer” as that term is defined in Canadian Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets, as amended (“MI 51-105”), and that the Option Shares will be, issued and sold pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws.  The Subscriber further acknowledges and agrees that (i) the Option Shares may not be traded in or from a jurisdiction in Canada unless such trade is made in accordance with the provisions of MI 51-105; (ii) the Optionee will, and will cause its affiliates to, comply with such conditions in making any trade of the Option Shares in or from a jurisdiction in Canada; and (iii) the Company will refuse to register any transfer of the Option Shares made in connection with a trade of such securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105.

DATED this                day of                         ,                   .

Signature of Subscriber:
Name of Subscriber:
Address of Subscriber: